SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Sysorex Global Holdings Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sysorex Global Holdings Corp.

2479 E. Bayshore Road, Suite 195

Palo Alto, CA 94303

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held June 18, 2015

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of Sysorex Global Holdings Corp. on June 18, 2015, which will be held at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 at 10:00 a.m., local time (the “Annual Meeting”). Enclosed with this letter are your Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy voting card.  The Proxy Statement included with this notice discusses each of our proposals to be considered at the Annual Meeting. Please review our annual report on Form 10-K for the year ended December 31, 2014 on our website at http://www.sysorex.com (under “Investors”).

At this year’s meeting, you will be asked to: (1) elect seven directors to serve terms of one year each; (2) to approve an amendment to the Sysorex Global Holdings Corp. Amended and Restated 2011 Employee Stock Incentive Plan (the “Plan”) increasing the number of shares of common stock authorized for awards under the Plan by 3,000,000 to a total of 6,195,773 shares, subject to annual increases; (3) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and (4) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The board of directors has fixed the close of business on April 29, 2015 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

I hope that you attend the Annual Meeting in person. Whether or not you plan to be with us, please complete, sign, date, and return your voting card promptly in the enclosed envelope.

Sincerely,

/s/ Nadir Ali
Nadir Ali
Chief Executive Officer

Palo Alto, California
April 30, 2015

Sysorex Global Holdings Corp.

2479 E. Bayshore Road, Suite 195

Palo Alto, CA 94303

Notice of Annual Meeting of Stockholders

to be held June 18, 2015

To the Stockholders of Sysorex Global Holdings Corp.:

The 2015 Annual Meeting of Stockholders will be held at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 at 10:00 a.m., local time, on June 18, 2015. During the Annual Meeting, stockholders will be asked to:

(1)	elect seven directors to serve until our next annual meeting or until the election and qualification of their successors;

(2)	to approve an amendment to the Sysorex Global Holdings Corp. Amended and Restated 2011 Employee Stock Incentive Plan (the “Plan”) increasing the number of shares of common stock authorized for awards under the Plan by 3,000,000 to a total of 6,195,773 shares, subject to annual increases;

(3)	ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

(4)	transact any other business properly brought before the Annual Meeting or any adjournments thereof.

If you are a stockholder as of April 29, 2015, you may vote at the meeting. The date of mailing this Notice of Meeting and Proxy Statement is on or about April 30, 2015.

By order of our Board of Directors

/s/ Wendy Loundermon
Wendy Loundermon

Interim Chief Financial Officer and Secretary

April 30, 2015

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are first being mailed, beginning on or about April 30, 2015, to owners of shares of common stock of Sysorex Global Holdings Corp. (which may be referred to in this Proxy Statement as “we,” “us,” “Sysorex,” or the “Company”) in connection with the solicitation of proxies by our board of directors (“Board”) for our annual meeting of stockholders to be held on June 18, 2015 at 10:00 a.m., local time, at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 (referred to as the “Annual Meeting”). This proxy procedure permits all stockholders, many of whom are unable to attend the Annual Meeting, to vote their shares at the Annual Meeting. Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

CONTENTS

●	About The Meeting: Questions and Answers - page 2

●	Executive Officers, Directors, and Corporate Governance – page 6

●	Proposal 1 — Election of Directors – page 14

●	Executive Compensation and Related Information – page 15

●	Security Ownership Of Certain Beneficial Owners And Management – page 19

●	Certain Relationships and Related Transactions – page 21

●	Proposal 2 – to approve an amendment to the Plan increasing the number of shares of common stock authorized for awards under the Plan by 3,000,000 to a total of 6,195,773 shares; – page 23

●	Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm – page 27

●	Requirements for Advance Notification of Nominations and Stockholder Proposals – page 29

●	Other Matters – page 29

Annex A – Amendment No. 1 to the Amended and Restated 2011 Employee Stock Incentive Plan

IMPORTANT NOTICE

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2015: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2014 are also available at http://www.sysorex.com, which does not have “cookies” that identify visitors to the site.

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About The Meeting: Questions And Answers

What am I voting on?

At this year’s meeting, you will be asked to:

(1)	elect seven directors to serve on the Board until the next annual meeting of stockholders or until the election and qualification of their successors;

(2)	to approve an amendment to the Plan increasing the number of shares of common stock authorized for awards under the Plan by 3,000,000 to a total of 6,195,773 shares, subject to annual increases;

(3)	ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

(4)	transact any other business properly brought before the Annual Meeting or any adjournments thereof.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Stockholders of record at the close of business on April 29, 2015 (the “Record Date”) may vote at the Annual Meeting. Pursuant to the rights of our stockholders contained in our charter documents each share of our common stock has one vote. There were 19,806,407 shares of common stock outstanding on April 29, 2015. From April 29, 2015 through June 18, 2015, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call Wendy Loundermon, our Interim Chief Financial Officer and Secretary, at (408) 702-2167 to arrange a visit to our offices.  In addition, the list of stockholders will be available for viewing by stockholders at the Annual Meeting.

How do I vote?

You may vote over the Internet, by mail or in person at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Vote by Internet.    Registered stockholders can vote via the Internet at https://secure.corporatestock.com/vote.php. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 17, 2015. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card.

Vote by Mail.    If you are a registered stockholder and received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Sysorex Global Holdings Corp. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Vote in Person at the Meeting.    If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

If you vote by any of the methods discussed above, you will be designating Nadir Ali, our Chief Executive Officer, and Wendy Loundermon, our Interim Chief Financial Officer and Secretary, as your proxies. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy.

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Submitting a proxy will not affect your right to attend the Annual Meeting and vote in person.

If your shares are held in the name of a bank, broker or other nominee (a “Nominee”), you will receive separate voting instructions from your Nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your Nominee. Please check with your Nominee and follow the voting instructions it provides.

You should instruct your Nominee how to vote your shares. If you do not give voting instructions to the Nominee, the Nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters. Under the regulations applicable to New York Stock Exchange member brokerage firms (many of whom are the record holders of shares of our common stock), the uncontested election of directors is no longer considered a routine matter. Matters related to executive compensation are also not considered routine.  As a result, if you are a beneficial owner and hold your shares in street name, but do not give your Nominee instructions on how to vote your shares with respect to these matters, votes may not be cast on your behalf.  If your Nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes and abstentions will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting. A broker non-vote or abstention will have the same effect as a vote against a proposal where the requirement for approval is the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote. With respect to a proposal that requires a majority of the outstanding shares, a broker non-vote will not otherwise affect the outcome of the vote.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, you will be appointing Nadir Ali, our Chief Executive Officer, and Wendy Loundermon, our Interim Chief Financial Officer and Secretary, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares of common stock may be voted.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of the nominated slate of directors (see Proposal 1); “FOR” an amendment to the Plan increasing the number of shares of common stock authorized for awards under the Plan by 3,000,000 to a total of 6,195,773 shares; (see Proposal 2); and “FOR” the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (see Proposal 3);. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	Notifying our Interim Chief Financial Officer and Secretary, Wendy Loundermon, in writing at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303, that you are revoking your proxy;

●	Submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

●	Attending and voting by ballot at the Annual Meeting.

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If your shares are held in the name of a Nominee, you should check with your Nominee and follow the voting instructions your Nominee provides.

Who will count the votes?

A representative from our transfer agent, Corporate Stock Transfer, will act as the inspector of election and count the votes.

What constitutes a quorum?

The holders of a majority of the eligible votes as of the record date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a later date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Election of Directors. For Proposal 1, the election of directors, the nominees will be elected by a majority of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. This means that the number of shares voted “For” a director must exceed the number cast “against” that director. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy or voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Amendment to the Sysorex Global Holdings Corp. Amended and Restated 2011 Employee Stock Incentive Plan increasing the number of shares of common stock authorized for awards under the Plan by 3,000,000 to a total of 6,195,773 shares, subject to annual increases.  For Proposal 2, the approval to amend the Plan to increase the number of common shares available for awards under the Plan by 3,000,000 to a total of 6,195,773 shares requires the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention or otherwise) have no impact on the vote.

Ratification of the Appointment of Independent Registered Public Accounting Firm. For Proposal 3, the affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on such matter will be required for approval.

Other Proposals. Any other proposal that might properly come before the meeting will require the affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on such matter at the meeting in order to be approved, except when a different vote is required by law, our articles of incorporation or our Bylaws.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum. A broker non-vote or abstention will have the same effect as a vote against a proposal where the requirement for approval is the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote.  Accordingly, abstentions and broker non-votes will be counted as votes against Proposal 3.

What percentage of our common stock do our directors and officers own?

As of April 29, 2015, our director-nominees and executive officers beneficially owned approximately 37.7% of our outstanding common stock, excluding shares of common stock issuable within sixty days. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 19 for more details.

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Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail and the Internet. Further, proxies may also be solicited in person, by telephone, or facsimile.  We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.

Who is our Independent Registered Public Accounting Firm, and will they be represented at the Annual Meeting?

Marcum LLP served as the independent registered public accounting firm auditing and reporting on our financial statements for the fiscal year ended December 31, 2014 and has been appointed to serve as our independent registered public accounting firm for 2015. We expect that representatives of Marcum LLP will be physically present or be available via phone at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the Annual Meeting.

What are the recommendations of our Board?

The recommendations of our Board are set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

●	FOR the election of the nominated directors (see Proposal 1);

●	FOR the approval of the amendment to the Plan (see Proposal 2); and

●	FOR the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (see Proposal 3).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

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EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE

The following table sets forth the names and ages of all of our directors and executive officers. Our officers are appointed by, and serve at the pleasure of, the Board.

Name	Age	Position
Abdus Salam Qureishi	78	Chairman of the Board of Directors
Nadir Ali	46	Chief Executive Officer and Director
Wendy Loundermon	44	Interim Chief Financial Officer and Secretary of Sysorex, President, CFO and Secretary of Sysorex Government Services, Inc., Interim CFO and Secretary of Lilien Systems and AirPatrol Corporation, and Interim CFO, Secretary and Director of Shoom Inc.
Geoffrey Lilien	51	CEO Lilien Systems, Director
Leonard Oppenheim	67	Director
Thomas Steding	71	Director
Kareem Irfan	55	Director
Tanveer Khader	47	Director

Abdus Salam Qureishi

Mr. Qureishi is the Chairman of the Board of Directors of the Company and former CEO of the Company from July 2011 to September 2011. He was also the CEO and founder of the predecessor of Sysorex.  Mr. Qureishi launched Sysorex Information Systems (SIS) in 1972 establishing the company as a major force in the international computer industry. In less than four years he brought the company to prominence with offices in key cities and clients worldwide.  SIS became one of the leading providers of information technology solutions to U.S. Federal Government customers worldwide. Headquartered in the Washington, D.C. metropolitan area, SIS was awarded and successfully managed multi-year multi-million dollar contracts, before being sold to the Vanstar Corporation in 1997.

Mr. Qureishi is a veteran of the IT industry and has been as an investor in cutting edge technologies in Silicon Valley since the 1970’s.  He invented, developed, and marketed a highly successful player selection/organization system used by three major NFL championship-winning athletic teams. He conceived, designed, and installed a personnel-testing system for a 300,000-person organization. The system effectively evaluated numerous behavioral, professional, and performance facets of key employees in the organization.  Mr. Qureishi has also managed the development, marketing, and implementation of a broad series of successful computer application programs in business, education, and government.  He has vast technical and business experience that he brings to the Board along with extensive contacts and relationships.  He is the father-in-law of Nadir Ali, the Company’s CEO.

Nadir Ali

Mr. Ali was elected CEO and a Director of the Company in September 2011.  Prior thereto, from 2001, he served as President of Sysorex Consulting and its subsidiaries. As CEO of the Company, Mr. Ali is responsible for establishing the vision, strategic intent, and the operational aspects of Sysorex.  Mr. Ali works with the Sysorex executive team to deliver both operational and strategic leadership and has over 15 years of experience in the consulting and high tech industries.

Prior to joining Sysorex, from 1998-2001, Nadir was the co-founder and Managing Director of Tira Capital, an early stage technology fund.  Immediately prior thereto, Nadir served as Vice President of Strategic Planning for Isadra, Inc., an e-commerce software start-up. Nadir led the company’s capital raising efforts and its eventual sale to VerticalNet. From 1995 through 1998, Nadir was Vice President of Strategic Programs at Sysorex Information Systems (acquired by Vanstar Government Systems in 1997) a leading computer systems integrator. Nadir played a key operations role and was responsible for implementing and managing the company’s $1 billion plus in multi-year contracts.  He worked closely with the investment bankers on the sale of Sysorex Information Systems to Vanstar in 1997. This started Mr. Ali’s mergers and acquisitions experience which was enhanced with additional M&A activity totaling $150 million. This experience is critical and relevant to Sysorex’s strategy today.  Mr. Ali’s extensive experience in Sysorex’s core government business, as well as extensive contacts and relationships in Silicon Valley and Washington, D.C. were further considered by the Company in appointing Nadir to the Board of Directors.

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From 1989 to 1994 he was a management consultant, first with Deloitte & Touche LLC in San Francisco and then independently. Nadir received a Bachelor of Arts degree in Economics from the University of California at Berkeley in 1989.  Mr. Ali is the son-in-law of Abdus Salam Qureishi, the Company’s Chairman of the Board.

Wendy Loundermon

Ms. Loundermon has overseen all of Sysorex’s finance, accounting and HR activities from 2002 until October 2014 and was recently re-appointed as Interim CFO effective January 2015.  She is responsible for the preparation and filing of financial statements and reports for all companies, tax return filings, negotiating vendor credit terms, banking relationships, and managing the accounting staff. Ms. Loundermon also assists in 401(k) activities and prepares financial projection and budgeting models. Ms. Loundermon and her team manage all of the HR activities for the Company including payroll, employment contracts, compensation packages, health plans, etc.  Ms. Loundermon received a Bachelor of Science degree in Accounting and a Masters of Science degree in Taxation from George Mason University.

Geoffrey Lilien

Mr. Lilien is CEO of Lilien Systems and became a member of the Board upon the Company’s acquisition of Lilien on March 20, 2013.  Prior thereto, he held the position of Chairman and CEO with Lilien since 1984, when he founded the Company.  He has overseen Lilien’s growth from his being the only employee to having five offices in four states with over 50 employees.  Geoffrey’s leadership in the reseller community includes his participation on HP Enterprise Council and Avnet Executive Partner Council, and he is regularly quoted in CRN and other trade press. In 2009, he received the VAR 500 Best Partnership Award recognizing nearly two decades of successful partnering with Hewlett-Packard.  Geoffrey has a B.S. in Applied Science and Business from the University of San Francisco.   Much of Lilien Systems’ longevity and success can be attributed to that company’s culture, which evolved under Mr. Lilien’s leadership.  Mr. Lilien started out as a technologist and instituted the practice of having the most capable and communicative technical staff in the industry.

Leonard A. Oppenheim

Mr. Oppenheim has served as a director of the Company since July 29, 2011.  Mr. Oppenheim retired from business in 2001 and has since been active as a private investor. From 1999 to 2001, he was a partner in Faxon Research, a company offering independent research to professional investors. From 1983 to 1999, Mr. Oppenheim was a principal in the Investment Banking and Institutional Sales division of Montgomery Securities. Prior to that, he was a practicing attorney. Mr. Oppenheim is a graduate of New York University Law School.  Mr. Oppenheim served on the Board of Apricus Biosciences, Inc. (Nasdaq: APRI), a publicly held bioscience company, from June 2005 to May 2014.  Mr. Oppenheim’s public company board experience is essential to the Company.  Mr. Oppenheim also meets the Audit Committee Member requirements as an audit expert.

Thomas L. Steding

Mr. Steding has served as a director of the Company since July 8, 2014.  From April 2011 until March 2013, Mr. Steding was the Chief Executive Officer of Zephyr Photonics, a company which offers high performance optoelectronic solutions for harsh environments.   From November 2008 until July 2010, he was the Chief Executive Officer of Red Condor, Inc., a managed service provider of email security systems for businesses, government agencies, and education and service providers.  Prior to that, Mr. Steding was the Chief Executive Officer of numerous companies, including Liquid Engines, Inc., a tax software company, Stion Corp., a solar photovoltaic company, and Astoria Software, Inc., a complex document management company.   Since 2006, Mr. Steding has served as Chairman of the Board for Linguastat, Inc., a company which provides a variety of services related to businesses’ product descriptions and other rich content for the web, mobile and tablet channels. He holds a Ph.D. in Electrical Engineering from University of California, Berkeley, California, and a MS in Management (Sloan Fellow) from Stanford University Graduate School of Business, Stanford, California. He also holds degrees in Electrical Engineering from the University of Michigan. Mr. Steding’s substantial executive management experience and his experience in business development with information technology companies give him the qualifications and skills to serve as a director of our Company.

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Kareem M. Irfan

Mr. Irfan has served as a director of the Company since July 8, 2014.  Since 2011, Mr. Irfan has been the Chief Strategy Officer and General Counsel of Cranes Software International, a company offering data analytics and engineering simulation software. From 2005 until 2011, he was General Counsel at Schneider Electric, a company which specializes in electricity distribution, automation management and production of installation components for energy management.  Mr. Irfan is a graduate of DePaul University College of Law, holds a MS in Computer Engineering from the University of Illinois, and a BS in Electronics Engineering from Bangalore University. Mr. Irfan’s extensive experience in advising information technology companies, managing corporate governance and regulatory management policies, and more than ten years of executive management give him the qualifications and skills to serve as a director of our Company.

Tanveer A. Khader

Mr. Khader has served as a director of the Company since July 8, 2014.  Since 2010, Mr. Khader has been the Executive Vice President of Systat Software Inc., a company offering scientific software products for statisticians and researchers.  Prior thereto, he was Senior Vice President from 2008-2010, Vice President from 2004-2008, and General Manager from 2002-2004.  Mr. Khader holds a BE in Engineering from Bangalore University and a degree in Business Administration from St. Joseph’s Commerce College. Mr. Khader’s extensive experience with software development, data analytics and strategic planning give him the qualifications and skills to serve as a director of our Company.

Board of Directors

Our Board may establish the authorized number of directors from time to time by resolution. The current authorized number of directors is seven. Our current directors, if elected, will continue to serve as directors until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Our Board held 6 meetings during 2014. The Board also acted 16 times by unanimous written consent. All members of the board except Abdus Salam Querishi, Kareem Irfan, and Tanveer Khader attended more than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director). Members of our Board are invited and encouraged to attend each annual meeting of stockholders.

We continue to review our corporate governance policies and practices by comparing our policies and practices with those suggested by various groups or authorities active in evaluating or setting best practices for corporate governance of public companies. Based on this review, we have adopted, and will continue to adopt, changes that the Board believes are the appropriate corporate governance policies and practices for our Company.

Independence of Directors

In determining the independence of our directors, we apply the definition of “independent director” provided under the listing rules of The NASDAQ Stock Market LLC (“NASDAQ”). Pursuant to these rules, the Board’s Nominating and Corporate Governance Committee concluded its annual review of director independence in April 2015. After considering all relevant facts and circumstances, the Nominating and Corporate Governance Committee affirmatively determined that all of the directors then serving on the Board, including those nominated for election at the Annual Meeting are independent within the meaning of NASDAQ Listing Rule 5605 with the exception of Nadir Ali and Abdus Salam Qureishi who are executive officers, and Geoffrey Lilien who is employed by a subsidiary of the Company.

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Committees of our Board

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee consists of three directors, Leonard Oppenheim, Thomas Steding, and Kareem Irfan, all of whom are “independent” as defined under section 5605(a)(2) of the NASDAQ Listing Rules.  In addition, the Board has determined that Leonard Oppenheim qualifies as an “audit committee financial expert” as defined in the rules of the SEC. The Audit Committee operates pursuant to a charter, which can be viewed on our website at http://www.sysorex.com (under “Investors”). The Audit Committee met 5 times during 2014 with all members in attendance at each meeting, except Kareem Irfan who was not present at 2 of the meetings, and he therefore attended fewer than 75% of such committee meetings. The role of the Audit Committee is to:

●	oversee management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;

●	oversee management’s maintenance of internal controls and procedures for financial reporting;

●	oversee our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

●	oversee the independent auditor’s qualifications and independence;

●	oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

●	prepare the report required by the rules of the SEC to be included in our Proxy Statement; and

●	discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law, rule or regulation.

Compensation Committee

The Compensation Committee consists of two directors, Leonard Oppenheim and Thomas Steding, all of whom are “independent” as defined in section 5605(a)(2) of the NASDAQ Listing Rules. The Compensation Committee met 3 times during 2014 with all members in attendance at each meeting. The role of the Compensation Committee is to:

●	develop and recommend to the independent directors of the Board the annual compensation (base salary, bonus, stock options and other benefits) for our President/Chief Executive Officer;

●	review, approve and recommend to the independent directors of the Board the annual compensation (base salary, bonus and other benefits) for all of our Executive Officers (as used in Section 16 of the Securities Exchange Act of 1934 and defined in Rule 16a-1 thereunder);

●	review, approve and recommend to the Board the aggregate number of equity grants to be granted to all other employees; and

●	ensure that a significant portion of executive compensation is reasonably related to the long-term interest of our stockholders.

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A copy of the charter of the Compensation Committee is available on our website at http://www.sysorex.com (under “Investors”).

The Compensation Committee may form and delegate a subcommittee consisting of one or more members to perform the functions of the Compensation Committee. The Compensation Committee may engage outside advisers, including outside auditors, attorneys and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant to be used to provide advice on compensation levels or assist in the evaluation of director, President/Chief Executive Officer or senior executive compensation, including sole authority to approve the fees of any expert or consultant and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer with respect to the compensation packages of our other executive officers.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, or the “Governance Committee”, consists of three directors, Leonard Oppenheim, Thomas Steding and Tanveer Khader, all of whom are “independent” as defined in section 5605(a)(2) of the NASDAQ Listing Rules. The Governance Committee did not meet during 2014. The role of the Governance Committee is to:

●	evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

●	determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;

●	establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;

●	annually recommend to the Board persons to be nominated for election as directors;

●	recommend to the Board the members of all standing Committees;

●	periodically review the “independence” of each director;

●	adopt or develop for Board consideration corporate governance principles and policies; and

●	provide oversight to the strategic planning process conducted annually by our management.

A copy of the charter of the Governance Committee is available on our website at http://www.sysorex.com (under “Investors”).

Stockholder Communications

Stockholders may communicate with the members of the Board, either individually or collectively, by writing to the Board at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.  These communications will be reviewed by the Secretary as agent for the non-employee directors in facilitating direct communication to the Board.  The Secretary will treat communications containing complaints relating to accounting, internal accounting controls, or auditing matters as reports under our Whistleblower Policy. Further, the Secretary will disregard communications that are bulk mail, solicitations to purchase products or services not directly related either to us or the non-employee directors’ roles as members of the Board, sent other than by stockholders in their capacities as such or from particular authors or regarding particular subjects that the non-employee directors may specify from time to time, and all other communications which do not meet the applicable requirements or criteria described below, consistent with the instructions of the non-employee directors.

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General Communications. The Secretary will summarize all stockholder communications directly relating to our business operations, the Board, our officers, our activities or other matters and opportunities closely related to us. This summary and copies of the actual stockholder communications will then be circulated to the Chairman of the Nominating and Corporate Governance Committee (the “Governance Committee”).

Stockholder Proposals and Director Nominations and Recommendations. Stockholder proposals are reviewed by the Secretary for compliance with the requirements for such proposals set forth in our Bylaws and in Regulation 14a-8 promulgated under the Securities Exchange Act of 1934 (“Exchange Act”). Stockholder proposals that meet these requirements will be summarized by the Secretary. Summaries and copies of the stockholder proposals are circulated to the Chairman of the Governance Committee.

Stockholder nominations for directors are reviewed by the Secretary for compliance with the requirements for director nominations that are set forth in our Bylaws. Stockholder nominations for directors that meet these requirements are summarized by the Secretary. Summaries and copies of the nominations or recommendations are then circulated to the Chairman of the Governance Committee.

The Governance Committee will consider director candidates recommended by stockholders. If a director candidate is recommended by a stockholder, the Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. Stockholders desiring to make a recommendation to the Governance Committee should follow the procedures set forth above regarding stockholder nominations for directors.

Retention of Stockholder Communications. Any stockholder communications which are not circulated to the Chairman of the Governance Committee because they do not meet the applicable requirements or criteria described above will be retained by the Secretary for at least ninety calendar days from the date on which they are received, so that these communications may be reviewed by the directors generally if such information relates to the Board as a whole, or by any individual to whom the communication was addressed, should any director elect to do so.

Distribution of Stockholder Communications. Except as otherwise required by law or upon the request of a non-employee director, the Chairman of the Governance Committee will determine when and whether a stockholder communication should be circulated among one or more members of the Board and/or Company management.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields.  The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in technology; research and development; finance, accounting and banking; or marketing and sales.

There is no difference in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. In evaluating nominations to the Board of Directors, the Governance Committee also looks for depth and breadth of experience within the Company’s industry and otherwise, outside time commitments, special areas of expertise, accounting and finance knowledge, business judgment, leadership ability, experience in developing and assessing business strategies, corporate governance expertise, and for incumbent members of the Board, the past performance of the incumbent director. Each of the candidates nominated for election to our Board was recommended by the Governance Committee.

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Code of Ethics

We adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) applicable to our principal executive officer and principal financial and accounting officer and any persons performing similar functions. In addition, the Code of Ethics applies to our employees, officers, directors, agents and representatives. The Code of Ethics requires, among other things, that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest.

The Code of Ethics includes procedures for reporting violations of the Code of Ethics. In addition, the Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Ethics is intended to comply with the rules of the SEC and includes these required procedures. The Code of Ethics is available on our website at http://www.sysorex.com (under “Investors”).

Risk Oversight

Our Board provides risk oversight for our entire company by receiving management presentations, including risk assessments, and discussing these assessments with management. The Board’s overall risk oversight, which focuses primarily on risks and exposures associated with current matters that may present material risk to our operations, plans, prospects or reputation, is supplemented by the various committees. The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures and the steps taken to monitor and control such exposures. Our Compensation Committee oversees risks related to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs. Our Nomination and Governance Committee oversees risks related to corporate governance and management and director succession planning.

Board Leadership Structure

The Chairman of the Board presides at all meetings of the Board. Currently, the offices of Chairman of the Board and Chief Executive Officer are separated. The Company has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. The Board believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer is in the best interests of the Company and will review this determination from time to time.

Director Compensation

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our non-Executive Officer Directors in the year ended December 31, 2014.

Name	Fees Earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity Incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Leonard Oppenheim	$14,250	$11,700	$12,925	-	-	-	$38,875
Thomas Steding	$14,750	$11,700	$12,925	-	-	-	$39,375
Kareem Irfan	$11,750	$11,700	$12,925	-	-	-	$36,375
Tanveer Khader	$11,750	$11,700	$12,925	-	-	-	$36,375

Directors are entitled to reimbursement of ordinary and reasonable expenses incurred in exercising their responsibilities and duties as a director. Additionally, on July 14, 2014 the Board approved to award its independent directors the following compensation (the “Compensation”) for fiscal year 2014 (subject to a definitive agreement): $20,000 per year for their services rendered on the Board, $2,500 per year for service on a committee, a non-qualified stock option grant to purchase 10,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) under the Company’s 2011 Employee Stock Incentive Plan (the “Plan”), and a restricted stock award of 20,000 shares of Common Stock under the Plan, which will vest in increments of 5,000 shares per quarter over a period of one year from the grant date.  The payment of any portion of the Compensation, including the grants of any securities under the Plan shall be subject to the terms and conditions of definitive agreement to be entered into between the Company and its independent directors.

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Compliance with Section 16 of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended December 31, 2014, Forms 5 and any amendments thereto furnished to us with respect to the year ended December 31, 2014, and the representations made by the reporting persons to us, we believe that the following person(s) who, at any time during such fiscal year was a director, officer or beneficial owner of more than 10% of the Company’s common stock, failed to comply with all Section 16(a) filing requirements during the fiscal year:

Name	Number of Late Reports	Number of Transactions not Reported on a Timely Basis	Failure to File a Required Form
Dhruv Gulati	1	1	Form 3*
Kareem M. Irfan	1	1	Form 3**

*1 transaction was not reported on a timely basis in connection with the Company becoming a reporting company under the Securities Exchange Act of 1934 on April 8, 2014.

** 1 transaction was not reported on a timely basis in connection with the reporting person becoming subject to Section 16 of the Securities Exchange Act of 1934.

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Proposal 1 — Election Of Directors

Nominees for Election

The following individuals, all of whom are currently serving on our board of directors, are nominated for election this year:

●	Abdus Salam Qureishi

●	Nadir Ali

●	Geoffrey Lilien

●	Leonard Oppenheim

●	Thomas Steding

●	Kareem Irfan

●	Tanveer Khader

If a quorum is present at the Annual Meeting, then nominees will be elected by a majority of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting. There is no cumulative voting in the election of directors.

If elected, each of these individuals will serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as our board of directors may determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

Unless otherwise provided by law, any vacancy on the board of directors, including a vacancy created by an increase in the authorized number of directors, may be filled by the stockholders, by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

The relevant experiences, qualifications, attributes or skills of each nominee that led our board of directors to recommend the above persons as a nominee for director are described in the section entitled “Executive Officers, Directors, and Corporate Governance.”

The board of directors recommends a vote FOR the election of each of the nominated directors.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

The table below sets forth, for the last two fiscal years, the compensation earned by (i) each individual who served as our principal executive officer, (ii) our other most highly compensated executive officer, other than our principal executive officer, who was serving as an executive officer at the end of the last fiscal year and (iii) the two other highest paid individuals who were not serving as an executive officer of the Company at the end of the last fiscal year. Together, these four individuals are sometimes referred to as the “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)		Total ($)

Nadir Ali,	2014	$240,000	$140,000	$-		$153,711	(2)	$533,711
Chief Executive Officer of Sysorex	2013	$240,000	$86,000	$1,495,800	(1)	$175,846	(2)	$1,997,646

Wendy Loundermon,	2014	$198,386	$75,000	$54,900	(1)	$41,613	(3)	$369,899
Interim Chief Financial Officer of Sysorex	2013	$173,333	$-	$300,800	(1)	$-		$474,133

Cleve Adams,	2014	$300,000	$-	$331,400	(1)	$-		$631,400
CEO of AirPatrol	2013	$262,500	$-	$-		$-		$262,500

Bret Osborn,	2014	$180,000	$385,726	$-		$7,020	(4)	$572,746
President of Lilien Systems	2013	$180,000	$367,630	$-		$7,020	(4)	$554,650

(1)	The fair value of employee option grants are estimated on the date of grant using the Black-Scholes option pricing model with key weighted average assumptions, expected stock volatility and risk free interest rates based on US Treasury rates from the applicable periods.

(2)	Accrued vacation paid as compensation and housing allowance.

(3)	Accrued vacation paid as compensation.

(4)	Automobile allowance.

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Outstanding Equity Awards at Fiscal Year-End

Other than as set forth below, there were no outstanding unexercised options, unvested stock, and/or equity incentive plan awards issued to our named executive officers as of December 31, 2014.

	Option Awards							Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested #	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Nadir Ali	125,000	(1)	-0-		-0-	0.312	12/21/2022	-0-	-0-	-0-	-0-
	-0-		625,000	(2)	-0-	2.70	08/12/2023	-0-	-0-	-0-	-0-
Wendy Loundermon	82,500	(1)	-0-		-0-	1.40	12/5/2021	-0-	-0-	-0-	-0-
	75,000	(1)	-0-		-0-	0.312	12/21/2022	-0-	-0-	-0-	-0-
	62,500	(3)	62,500	(3)	-0-	2.56	11/16/2023	-0-	-0-	-0-	-0-
	25,000	(1)	-0-		-0-	4.85	05/9/2024	-0-	-0-	-0-	-0-
Cleve Adams	43,750	(4)	106,250	(4)	-0-	4.81	05/9/2024	-0-	-0-	-0-	-0-

Bret Osborn	-0-		-0-		-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)	This option is 100% vested.

(2)	This option vests 25% on August 14, 2015 and vests 25% over the following three anniversaries of the grant date.

(3)	This option was 25% vested upon grant and vests 25% over the following three anniversaries of the grant date.

(4)	This option vests 1/48th per month at the end of each month starting on the grant date.

Employment Agreements and Arrangements

On July 1, 2010, Nadir Ali entered into an “at will” Employment and Non-Compete Agreement, as subsequently amended, with the Sysorex Group, consisting of Sysorex Federal, Inc., Sysorex Government Services and Sysorex Consulting prior to their acquisition by the Company.  Under the terms of the Employment Agreement Mr. Ali serves as President.  The Employment Agreement was assumed by the Company and Mr. Ali became CEO in September 2011.  Mr. Ali’s salary under the Agreement is $240,000 per annum plus other benefits including a bonus plan, a housing allowance, health insurance, life insurance and other standard Sysorex employee benefits. If Mr. Ali’s employment is terminated without Cause (as defined), he will receive his base salary for 12 months from the date of termination.  Mr. Ali’s employment agreement provides that he will not compete with the Company for a period ending 12 months from termination and will be subject to non-solicitation provisions relating to employees, consultants and customers, distributors, partners, joint ventures or suppliers of the Company. On April 17, 2015, the Compensation Committee approved the increase of Mr. Ali’s annual salary to $252,400 per annum, effective January 1, 2015.

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On March 20, 2013, upon the Company’s acquisition of Lilien Systems, Lilien Systems entered into a two-year employment agreement with Geoffrey Lilien, as CEO of Lilien Systems.  The parties agreed to negotiate in good faith either a new contract or an extension no later than six months prior to the expiration of the term. At this time, Mr. Lilien’s contract has expired. The Company is working with Mr. Lilien to finalize a new contract; however, has not done so at this time.  Based on the prior employment agreement, Mr. Lilien’s compensation is $238,704 per annum.  He is entitled to a bonus based on a compensation plan to be agreed to between him and Lilien.  If the contract is terminated by Lilien for Cause (as defined), or if Mr. Lilien resigns without Good Reason (as defined), Mr. Lilien shall only receive his compensation earned through the termination date.  If the contract is terminated by Lilien without Cause or if Mr. Lilien terminates his employment for Good Reason, or upon a Change in Control (as defined), Mr. Lilien shall also be entitled to one year’s severance pay; all non-vested equity in the Company shall accelerate and vest on the date of termination and all healthcare and life insurance coverage through the end of the term shall be paid by the Company.  For purposes of this Agreement, Cause shall include, among other things:  the gross profits for calendar years ending December 31, 2013 and 2014 attributable to Lilien are more than 25% below the Gross Profit Projections for Lilien provided by Mr. Lilien.

On March 20, 2013, Lilien System entered into an employment agreement with Bret Osborn to serve as President of Lilien Systems.  Mr. Osborn’s salary is $180,000 per year and he is eligible to receive compensation under a bonus plan.  Otherwise, Mr. Osborn’s contract is the same as that of Mr. Lilien. At this time, Mr. Osborn’s contract has expired and is considered an at-will employee. The Company is working with Mr. Osborn to set performance milestones in connection with his at-will employment.

On October 21, 2014, the Company entered into an employment agreement with Wendy Loundermon to serve as the Company’s Vice President of Finance and Secretary, effective as of October 1, 2014 (the “Effective Date”). Effective January 26, 2015, Ms. Loundermon was appointed as the Company’s Interim Chief Financial Officer. Nonetheless, such agreement remains in effect and without modification. Pursuant to the agreement, Ms. Loundermon is compensated at an annual rate of $200,000. Ms. Loundermon is also eligible to participate in any employee benefit plans the Company offers. If Ms. Loundermon’s employment is terminated without cause (as defined in the agreement), or because of a change in control, she will receive her base salary for 12 months from the date of termination. Ms. Loundermon is entitled to four (4) weeks of paid time off each year. Ms. Loundermon is eligible to receive an incentive bonus based on the standards, goals and bonus targets set by the Compensation Committee of the Board, in its sole discretion.

Securities Authorized for Issuance under Equity Compensation Plans

On September 1, 2011 our Board of Directors and stockholders adopted the 2011 Employee Stock Incentive Plan, which was amended and restated on May 2, 2014 (the Amended and Restated 2011 Employee Stock Incentive Plan is referred to as the “Plan”). The purpose of the Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate an active interest of these persons in our development and financial success. Under the Plan, as amended, we are authorized to issue up to 2,634,500 shares of Common Stock, with yearly increases equal to 10% of the number of shares issued during the prior calendar year, including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long term incentive awards. Thus, effective as of January 1, 2015, an aggregate of 3,195,773 shares are authorized for grant under the Plan. The Plan is administered by our Board until authority is delegated to a committee of the board of directors.

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The table below provides information as of December 31, 2014 regarding the Plan and such other compensation plans under which equity securities of the Company have been authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options(a)		Weighted-average exercise price of outstanding (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	2,167,658		$3.62	466,842
Equity compensation plans not approved by security holders	625,000	(1)	$2.70	0
Total	2,792,658		$3.41	466,842

(1)	Options granted to Nadir Ali on August 14, 2013.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of April 29, 2015, regarding the beneficial ownership of our common stock by the following persons:

●	each person or entity who, to our knowledge, owns more than 5% of our common stock;

●	our executive officers named in the Summary Compensation Table above;

●	each director; and

●	all of our executive officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Sysorex Global Holdings Corp., 2479 E. Bayshore Road, Suite 195, Palo Alto, California 94303. Shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of April 29, 2015, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding the options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other stockholder.

Name and Address of Beneficial Owner	Amount and nature of beneficial ownership		Percent of Class (1)
Abdus Salam Qureishi	1,934,354	(3)	9.6%
Nadir Ali	1,047,013	(4)	5.2%
Wendy Loundermon	285,048	(5)	1.4%
Geoffrey I. Lilien	1,539,241		7.8%
Bret Osborn	611,006		3.1%
Leonard Oppenheim	64,058		*
Thomas Steding	16,875		*
Kareem Ifran	16,875		*
Tanveer Khader	2,184,893	(7)	11.0%
Cleve Adams	103,750		*
All Directors and Executive Officers as a Group (10 persons)	7,803,113	(8)	37.7%

5% Beneficial Owners

Dr. Shaheen Ahmad (2)	1,082,541		5.5%

SyHoldings Corporation (6)	2,168,018		10.9%

*	less than 1% of the issued and outstanding shares of common stock.

(1)	Based on 19,806,407 shares outstanding on April 29, 2015.

(2)	The mailing address of this beneficial holder is 909 Third Avenue, New York, NY 10150-7584.

(3)	Includes (i) 142,754 shares of common stock held of record by Abdus Salam Qureishi, (ii) 907,288 shares of common stock held of record by the Qureishi 1998 Family Trust, (iii) 250,000 shares of common stock issuable to Mr. Qureishi upon exercise of an outstanding stock option, (iv) 154,928 shares of common stock issuable to Mr. Qureishi upon exercise of an outstanding common stock purchase warrant, (v) 182,971 shares of common stock held of record by SVI (“SVI”), (vi) 259,819 shares of common stock held of record by Cap Invest Inc. (“Cap Invest”), and (vii) 36,594 shares of common stock held of record by Naheed Qureishi, Mr. Qureishi’s wife. Mr. Qureishi is the majority shareholder of SVI and Cap Invest and may be deemed to have voting and investment control of the shares of Common Stock held by such entities. Mr. Qureishi is the sole trustee of the Qureishi 1998 Family Trust and may be deemed to have sole voting and investment control.

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(4)	Includes (i) 548,914 shares of common stock held of record by Nadir Ali, (ii) 125,000 shares of common stock issuable to Nadir Ali upon exercise of an outstanding stock option, (iii) 54,892 shares of common stock held of record by Lubna Qureishi, Mr. Ali’s wife, (iv) 274,457 shares of common stock held of record by the Qureishi Ali Grandchildren Trust, and (v) 43,750 shares of common stock issuable to Lubna Qureishi upon exercise of an outstanding common stock purchase warrant. Mr. Ali is the joint-trustee (with his wife Lubna Qureishi) of the Qureishi Ali Grandchildren Trust and has voting and investment control over the shares held.

(5)	Includes (i) 18,298 shares of common stock held of record by Ms. Loundermon, (ii) 245,000 shares of common stock issuable to Wendy Loundermon upon exercise of outstanding stock options, and (iii) warrants for 21,750 shares held directly by Ms. Loundermon.

(6)	The power to vote and dispose of these shares is held by Mr. Tanveer Khader, 1735 Technology Drive, #430, San Jose, CA 95110.

(7)	Includes (i) 2,168,018 shares of common stock owned directly by SyHolding Corp., (ii) 15,000 shares of common stock held of record by Mr. Khader and (iii) 1,875 shares of common stock issuable to Tanveer Khader upon exercise of outstanding stock options. Tanveer Khader holds the power to vote and dispose of the Sy Holdings Corporation shares.

(8)	Includes (i) 3,118,882 shares of common stock held directly, or by spouse, (ii) 3,792,553 shares of common stock held of record by entities, (iii) 671,250 shares of common stock issuable upon exercise of stock options, and (iv) 220,428 shares of common stock issuable upon exercise of common stock purchase warrants.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons.

The Board of Directors reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that was in the best interests of the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party. Other than as described above, no transaction requiring disclosure under applicable federal securities laws occurred during fiscal year 2014 that was submitted to the Board of Directors for approval as a “related party” transaction.

Related Party Transactions

Securities and Exchange Commission regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.

For the period from January 1, 2013, through the date of this proxy statement (the “Reporting Period”), described below are certain transactions or series of transactions between us and certain related persons.

Note Payable to Related Party

The Company has borrowed funds from the Qureishi 1998 Family Trust, pursuant to an oral agreement with no stated interest rate and which is payable upon demand. As of December 31, 2012, the Company owed $136,977 to the Qureishi 1998 Family Trust, which was repaid in full March 2013. The largest aggregate amount of principal indebtedness outstanding during the year ended December 31, 2012 was $145,608, with $74,854 of principal and no interest paid during that year.  The largest aggregate amount of principal outstanding during the year ended December 31, 2013 was $136,977, all of which was paid without interest during that period. The Qureishi 1998 Family Trust owns 907,288 shares of common stock of the Company, representing approximately 4.6% of the issued and outstanding common stock of the Company as of April 29, 2015. The power to vote and dispose of the shares held by the Qureishi 1998 Family Trust is held by Abdus Salam Qureishi, the chairman of the board of directors of the Company.  Nadir Ali’s wife is a beneficiary of the Trust.

The Company has borrowed funds from Sysorex Consulting, Inc., pursuant to an oral agreement with no stated interest rate and which is payable upon demand. As of December 31, 2012, the Company owed $11,717 to Sysorex Consulting, Inc., which has since been repaid in full. The largest aggregate amount of principal outstanding during the year ended December 31, 2012 was $108,520 with $98,983 of additional borrowings, of which $195,787 of principal and no interest was paid during the year.  The largest aggregate amount of principal outstanding during the year ended December 31, 2013 was $11,717 with $10,858 of additional borrowings, of which $22,575 of principal and no interest was paid during the period. The power to vote and dispose of the shares held by Sysorex Consulting, Inc. is held by Abdus Salam Qureishi, the chairman of the Board.

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Non-interest bearing amounts due on demand from Sysorex Consulting to Sysorex Saudi Arabia, Inc. were $665,554 as of December 31, 2014 and December 31, 2013. These advances were made to fund operations of Sysorex Consulting and recorded as intercompany accounts without any written agreement.  The largest aggregate amount of principal outstanding during the years ended December 31, 2014 and 2013 was $665,554 with no principal or interest paid during those periods.

Agreements with Duroob Technology, Inc.

On March 31, 2013, the Company issued 443,717 shares of common stock in satisfaction of $1,774,865 owed by Sysorex Arabia LLC to Duroob Technology, Inc., a Saudi Arabian limited liability company (“Duroob”), a related party, as Duroob’s CEO owns a minority interest in Sysorex Arabia LLC.  The money owed by Sysorex Arabia to Duroob was for working capital loans for payroll, rent and past-due liabilities. The fair market value of the shares was $887,433 and since Duroob is a related party the resulting gain of $887,443 has been credited to additional paid-in capital. As of December 31, 2014 and 2013, Duroob was owed $0 and $160,331, respectfully. The largest aggregate amount of principal outstanding during the year ended December 31, 2014 was $160,331 which was repaid in full during the year. The largest aggregate amount of principal outstanding during the year ended December 31, 2013 was $2,068,663. During 2013 the Company issued stock to repay $1,774,865 as described above and subsequently borrowed $566,749 with repayments of $312,000.  There were no interest payments paid during the years ended December 31, 2014 or 2013. Sysorex Arabia LLC is 50.2% owned by the Company and 49.8% owned by Abdul Aziz Salloum (“Salloum”), its general manager. Salloum is also the CEO and principal shareholder of Duroob.

The issuance of these shares was recorded by Sysorex Global Holdings Corp. as an additional investment in its majority-owned subsidiary, Sysorex Arabia LLC. However, by agreement with Salloum, the ownership percentages of Sysorex Arabia LLC remained unchanged. The Company’s 50.2% interest in Sysorex Arabia LLC was acquired from Sysorex Consulting, Inc. and the Qureishi Family Trust pursuant to a July 29, 2011 Acquisition and Share Exchange Agreement. The power to vote and dispose of the shares held by Sysorex Consulting, Inc. and the Qureishi Family Trust are held by Abdus Salam Qureishi, the chairman of the Board.

Consulting Agreement

Effective April 1, 2013, the Company entered into a Consulting Services Ordering Agreement with its Chairman of the Board, Abdus Salam Qureishi. Mr. Qureishi, as the former CEO of the Company, consults on various operations of the Company. The agreement term is for one year, with the current contract expiring March 31, 2016. Mr. Qureishi provides services at the rate of $375 per hour. He received $360,000 and $240,000 during 2014 and 2013, respectively.

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PROPOSAL 2 – APPROVAL TO INCREASE NUMBER OF SHARES AVAILABLE FOR AWARDS UNDER THE AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

The Sysorex Global Holdings Corp. Amended and Restated Employee Stock Incentive Plan (the “Plan”) was originally adopted by our Board and stockholders in September 2011, as amended and restated in May 2014.

The Board believes that stock-based incentives are essential to attract and retain the services of individuals who are likely to make significant contributions to our success, to encourage ownership of our common stock by employees and directors, and to promote our success by providing both rewards for exceptional performance and long-term incentives for future contributions to the Company.

The Plan currently authorizes the issuance of up to 3,195,773 shares of common stock (or 16.1% of outstanding shares at April 29, 2015) with yearly increases equal to 10% of the number of shares issued during the prior calendar year. As of January 1, 2015, 2,167,658 of those shares have been issued or are subject to outstanding awards, leaving only 1,028,115 shares available for future awards. The Board of Directors does not believe that the number of shares available for issuance under the Plan is sufficient in light of our compensation strategy and objectives. Accordingly, the Board is proposing to increase the number of shares available under the Plan by 3,000,000 shares, from 3,195,773 to 6,195,773, increasing the percentage ratio of the amount of shares available under the Plan to 31.3% of outstanding shares as of April 29, 2015.

The Board recommends that stockholders approve the amendment of the Plan, a copy of which is attached hereto as Annex A (the “Amendment”), in order to allow the Company to continue to offer stock options and alternative equity awards to employees, directors and consultants as part of its overall compensation package. Set forth below is a description of the Plan. Our stockholders should read carefully the Amendment and the entire Plan, which is attached as Annex A to this proxy statement, before voting on this proposal.

Material Features of the Plan

The following is a summary of the material features of the Plan and its operation. The summary is qualified in its entirety by reference to the Plan as set forth in Annex A.

The Plan is intended to encourage ownership of common stock by our employees and directors and certain of our consultants in order to attract and retain such people, to induce them to work for the benefit of us and to provide additional incentive for them to promote our success. The number of shares of our common stock reserved for issuance under the Plan is 3,195,773, which number is automatically increased on January 1 of each of year by 10% of the aggregate number of shares of common stock issued by the Company in the prior calendar year.

Types of Awards. The Plan provides for the granting of incentive stock options, NQSOs, stock grants and other stock-based awards, including Restricted Stock (as defined in the Plan).

●	Incentive and Nonqualified Stock Options. The plan administrator determines the exercise price of each stock option. The exercise price of an NQSO may not be less than the fair market value of our common stock on the date of grant. The exercise price of an incentive stock option may not be less than the fair market value of our common stock on the date of grant if the recipient holds 10% or less of the combined voting power of our securities, or 110% of the fair market value of a share of our common stock on the date of grant otherwise.

●	Stock Grants. The plan administrator may grant or sell stock, including restricted stock, to any participant, which purchase price, if any, may not be less than the par value of shares of our common stock. The stock grant will be subject to the conditions and restrictions determined by the administrator. The recipient of a stock grant shall have the rights of a stockholder with respect to the shares of stock issued to the holder under the Plan.

●	Stock-Based Awards. The administrator of the Plan may grant other stock-based awards, including stock appreciation rights, and restricted stock, with terms approved by the administrator, including restrictions related to the awards. The holder of a stock-based award shall not have the rights of a stockholder except to the extent permitted in the applicable agreement.

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Plan Administration. Our board is the administrator of the Plan, except to the extent it delegates its authority to a committee, in which case the committee shall be the administrator. Our board has delegated this authority to our compensation committee as the Plan relates to the Company’s Executive Officers (as defined in Section 16 of the Securities Exchange Act of 1934, as amended). The Board of Directors has the authority to authorize awards to all other employees. The administrator has the authority to determine the terms of awards, including exercise and purchase price, the number of shares subject to awards, the value of our common stock, the vesting schedule applicable to awards, the form of consideration, if any, payable upon exercise or settlement of an award and the terms of award agreements for use under the Plan.

Eligibility. Our board will determine the participants in the Plan from among our employees, directors and consultants. A grant may be approved in advance with the effectiveness of the grant contingent and effective upon such person’s commencement of service within a specified period.

Termination of Service. Unless otherwise provided by our board or in an award agreement, upon a termination of a participant’s service, all unvested options then held by the participant will terminate and all other unvested awards will be forfeited.

Transferability. Awards under the Plan may not be transferred except by will or by the laws of descent and distribution, unless otherwise provided by our board in its discretion and set forth in the applicable agreement, provided that no award may be transferred for value.

Adjustment. In the event of a stock dividend, stock split, recapitalization or reorganization or other change in change in capital structure, our board will make appropriate adjustments to the number and kind of shares of stock or securities subject to awards.

Corporate Transaction. If we are acquired, our board of directors (or compensation committee) will: (i) arrange for the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) to assume or continue the award or to substitute a similar award for the award; (ii) cancel or arrange for cancellation of the award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as our board of directors in its sole discretion, may consider appropriate; or (iii) make a payment, in such form as may be determined by our board of directors equal to the excess, if any, of (A) the value of the property the holder would have received upon the exercise of the award immediately prior to the effective time of the transaction, over (B) any exercise price payable by such holder in connection with such exercise. In addition in connection with such transaction, our board of directors may accelerate the vesting, in whole or in part, of the award (and, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such transaction and may arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to an award.

Amendment and Termination. The Plan will terminate on August 31, 2021 or at an earlier date by vote of our board; provided, however, that any such earlier termination shall not affect any awards granted under the Plan prior to the date of such termination. The Plan may be amended by our board, except that our board may not alter the terms of the Plan if it would adversely affect a participant’s rights under an outstanding stock right without the participant’s consent. Stockholder approval will be required for any amendment to the Plan to the extent such approval is required by law, include the Internal Revenue Code or applicable stock exchange requirements.

Amendment of Outstanding Awards. The administrator may amend any term or condition of any outstanding award including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such amendment shall impair the rights of a participant without such participant’s consent.

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Federal Income Tax Consequences of the Plan

The federal income tax consequences of grants under the Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to grants under the Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to grantees, as the consequences may vary with the types of grants made, the identity of the grantees and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the grantees’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of our common stock or payment of cash under the Plan. Future appreciation on shares of our common stock held beyond the ordinary income recognition event will be taxable as capital gain when the shares of our common stock are sold. The tax rate applicable to capital gain will depend upon how long the grantee holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the grantee, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the grantee.

Exceptions to these general rules arise under the following circumstances:

●	If shares of our common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the grantee makes a special election to accelerate taxation under section 83(b) of the Code.

●	If an employee exercises a stock option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of our common stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

●	A grant may be subject to a 20% tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under section 409A of the Code and the requirements of section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or certain other officers in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. We intend that options and SARs granted under the Plan will be qualified performance-based compensation. Stock units, stock awards, dividend equivalents, and other stock-based awards granted under the Plan may be designated as qualified performance-based compensation if the Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of section 162(m) of the Code.

We have the right to require that grantees pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations. The Committee may permit a grantee to satisfy our withholding obligation with respect to grants paid in shares of our common stock by having shares withheld, at the time the grants become taxable, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

The affirmative vote of the holders of a majority of the common shares voted on the proposal and represented at the annual meeting in person or by proxy is required to approve the amendment to the Plan. The Board of Directors recommends that you vote FOR this proposal.

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Report of the Audit Committee

The Audit Committee of the Board has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2014 with management;

●	discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●	received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Audit Committee concerning independence, and has discussed with Marcum LLP matters relating to its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the consolidated financial statements audited by Marcum LLP for the fiscal year ended December 31, 2014 be included in its Annual Report on Form 10-K for such fiscal year.

Audit Committee of the Board

Leonard Oppenheim

Thomas Steding

Kareem Irfan

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Proposal 3 – Ratification of Appointment
of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2015. Marcum has served as our independent registered public accounting firm since 2012.

Stockholder ratification of the selection of Marcum as our independent registered public accounting firm is not required by our Bylaws or the Nevada Revised Statutes. The Board seeks such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of Marcum as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2015. In making its recommendation to the Board that stockholders ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2015, the Audit Committee considered whether Marcum’s provision of non-audit services is compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee pre-approved the audit fees, audit-related fees, tax fees and all other fees described below in accordance with our pre-approval policy and believes such fees are compatible with the independence of Marcum.

	2014	2013
Audit Fees(1)	$339,771	$206,000
Audit Related Fees	$321,499	$227,123
Tax Fees	$4,165	$1,549
All Other Fees	$0	$0

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

Audit Fees. The “Audit Fees” are the aggregate fees of Marcum attributable to professional services rendered in 2014 and 2013 for the audit of our annual financial statements, for review of financial statements included in our quarterly reports on Form 10-Q or for services that are normally provided by Marcum in connection with statutory and regulatory filings or engagements for that fiscal year. These fees include fees billed for professional services rendered by Marcum for the review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. Marcum billed us for professional services that were reasonably related to the performance of the audit or review of financial statements for the fiscal year ended December 31, 2014 that are not included under Audit Fees above including the filing of our registration statements, including our Registration Statement on Form S-1 related to our public offering in April 2014. This amount also includes audit fees related to acquisitions.

Tax Fees. Marcum billed us for professional services rendered for tax advice and planning during the fiscal year ended December 31, 2014.

All Other Fees. Marcum did not perform any services for us or charge any fees other than the services described above for the fiscal year ended December 31, 2014 and 2013.

Pre-approval Policies and Procedures

The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting. The Audit Committee is required to periodically notify the Board of their approvals. The required pre-approval policies and procedures were complied with during 2014.

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Marcum LLP Representatives at Annual Meeting

We expect that representatives of Marcum will be physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

Vote Required and Recommendation

The affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on such matter will be required for approval of this proposal.

The Board recommends that stockholders vote “FOR” ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 as described in this Proposal 3.

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Requirements For Advance Notification of Nominations
and Stockholder Proposals

Stockholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our Proxy Statement and form of proxy for our 2016 Annual Meeting of stockholders must be received by us no later than January 6, 2016, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement, and must comply with the requirements of the proxy rules promulgated by the SEC. Stockholder proposals should be addressed to our Corporate Secretary at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

Recommendations from stockholders which are received after the deadline likely will not be considered timely for consideration by the Committee for next year’s Annual Meeting.

Other Matters

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented.  If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, of if no recommendation is given, in their own discretion.

The Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2014 is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting. The Annual Report includes the consolidated financial statements, and management’s discussion and analysis of financial condition and results of operations. The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to, or call, Wendy Loundermon, Interim Chief Financial Officer and Corporate Secretary of Sysorex Global Holdings Corp., 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303, telephone number (408) 702-2167.

Copies of the documents referred to above that appear on our website are also available, without charge, upon request by any stockholder addressed to our Corporate Secretary, Sysorex Global Holdings Corp., 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

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ANNEX A

AMENDMENT NO. 1

TO THE

SYSOREX GLOBAL HOLDINGS CORP.

AMENDED AND RESTATED

2011 EMPLOYEE STOCK INCENTIVE PLAN

WHEREAS, on September 1, 2011, the Board of Directors (the “Board”) of Sysorex Global Holdings Corp. (the “Company”) approved and adopted the Sysorex Global Holdings 2011 Employee Stock Incentive Plan, as amended from time to time and amended and restated on May 2, 2014 (the “Plan”); and

WHEREAS, on April 28, 2015, in accordance with Section 11 of the Plan, the Board resolved to amend the Plan for the purpose of increasing the number of shares of common stock underlying the Plan by 3,000,000 shares, to 6,195,773 shares, subject to and effective upon the approval by the holders of a majority of the issued and outstanding common stock of the Company; and

WHEREAS, subject to, and effective upon the approval by the holders of a majority of the issued and outstanding common stock of the Company, the Plan shall be amended as follows:

1.	Section 1 of the Plan is amended to replace the reference to the number of shares underlying the Plan from: “two million six hundred thirty four thousand five hundred (2,634,500)” to “six million one hundred ninety five thousand seven hundred seventy three (6,195,773)”.

In all other respects, the terms and conditions of the Plan shall remain the same.

SYSOREX GLOBAL HOLDINGS CORP.

By:
Name:
Title:
Date:

Submitted for shareholder approval on             , 2015

SYSOREX GLOBAL HOLDINGS CORP.

AMENDED AND RESTATED

2011 EMPLOYEE STOCK INCENTIVE PLAN

(Approved and adopted by the Board of Directors on September 1, 2011,

and amended and restated as of May 2, 2014)

STATEMENT OF PURPOSE

The Sysorex Global Holdings Corp. Employee Stock Incentive Plan is intended to afford an incentive to employees, corporate officers, directors, consultants and other key persons employed or retained by SYSOREX GLOBAL HOLDINGS CORP. (the “Company”) and its subsidiaries and affiliates to acquire a proprietary interest in the Company and to enable the Company and its subsidiaries and affiliates to attract and retain such persons.

DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below:

a. “10% Holder” shall mean any person who, for purposes of Section 422 of the Code owns more than 10% of the total combined voting power of all classes of stock of the employer corporation or of any Subsidiary.

b. "Award" means a Stock Option, Stock Appreciation Right or Restricted Stock.

c. "Board" means the Board of Directors of the Company.

d. "Change of Control" has the meaning set forth in Section 4.3.1.

e. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

f. "Committee" means the Committee referred to in Section 3.1.

g. "Common Stock" means common stock, par value $.001 per share, of the Company.

h. "Company" means Sysorex Global Holdings Corp., a Nevada corporation.

i. "Covered Employee" means a participant designated prior to the grant of Restricted Stock by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock is expected to be taxable to such participant.

j. "Eligible Persons” means the Eligible Persons referred to in Section 2 of the Plan.

k. "Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

l. "Fair Market Value" shall be determined in good faith by the Committee in accordance with the provisions of Treasury Department regulations 1.409A-1(b)(5)(iv)(A) and means, as of any given date, (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the Over-The-Counter Bulletin Board (the “OTCBB”) maintained by FINRA; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and closing bid and asked prices are not furnished by the OTCBB, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the Pink Sheets, LLC (“Pink Sheets”) or similar organization; and (iv) if the stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the Common Stock are not furnished by the OTCBB, Pink Sheets or a similar organization, the value established in good faith by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Common Stock in the hands of the Eligible Person.

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Notwithstanding the foregoing, for purposes of granted Non-Qualified Stock Options or Stock Appreciation Rights, Fair Market Value of Common Stock shall be determined in accordance with the requirements of Code Section 409A, and for purposes of granting Incentive Stock Options, Fair Market Value of Common Stock shall be determined in accordance with the requirements of Code Section 422.

m. "Incentive Stock Option" means any Stock Option designated as, and intended to qualify as, an "incentive stock option" within the meaning of Section 422 of the Code.

n. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

o. "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock.

p. "Plan" means this Amended and Restated 2011 Employee Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

q. "Qualified Performance-Based Award" means an Award of Restricted Stock designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

r. "Restricted Stock" means an Award granted under Section 6.

s. "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

t. "Stock Appreciation Right" means an Award granted under Section 5.

u. "Stock Option” means an Award granted under Section 4.

v. “Subsidiary” shall have the meaning given to the term "Subsidiary corporation" in Section 424(f) of the Code.

w. "Termination of Employment" means the termination of the participant's employment with the Company and any of its Subsidiaries. A participant employed by a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be such a Subsidiary, and the participant does not immediately thereafter become an employee of the Company or another Subsidiary. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries shall not be considered Terminations of Employment, provided however, if such participant’s leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then any Incentive Stock Option held by such participant shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period. If so determined by the Committee, a participant shall be deemed not to have incurred a Termination of Employment if the participant enters into a contract with the Company or a Subsidiary providing for the rendering by the participant of consulting services to the Company or such Subsidiary on terms approved by the Committee; however, Termination of Employment of the participant shall occur when such contract ceases to be in effect.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

STATEMENT OF THE PLAN

1. Shares Subject to the Plan.

Subject to the provisions of Section 7, the maximum number of shares which may be issued under the Plan shall be two million six hundred thirty four thousand five hundred (2,634,500) shares of Common Stock, par value $.001 per share, of the Company (the “Shares”), which shall automatically increase annually on the first day of each calendar year, beginning on January 1, 2015 and for each year thereafter through January 1, 2021, by 10% of the aggregate number of shares of Common Stock issued by the Company in the prior calendar year. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Awards granted under the Plan. The Shares subject to the Plan shall be either authorized and unissued shares or treasury shares of Common Stock.  If any Award is forfeited, or if any Stock Option (and related Stock Appreciation Right, if any) terminates, expires or lapses for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Stock Appreciation Right is exercised for cash, the unpurchased Shares subject to such Awards shall again be available for distribution under the Plan.  No more than 40% of the shares of Common Stock available for grant under the Plan as of the first day of any calendar year in which the Plan is in effect shall be utilized in that fiscal year for the grant of Awards in the form of Restricted Stock. No more than 10,000,000 Shares may be delivered in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan as a result of forfeited, terminated, expired or lapsed Stock Options as provided above in this Section 1. The limitations of this Section 1 shall be subject to adjustment pursuant to Section 7.

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2. Eligibility.

Awards may be granted only to employees, salaried officers and other key persons employed or retained by the Company or its Subsidiaries, and any non-employee director, consultant, vendor or other individual having a business relationship with the Company or its Subsidiaries to the extent not prohibited by law ("Eligible Persons"). As used in this Plan, the term "Subsidiaries" shall include Subsidiaries of a Subsidiary.

3. Administration of the Plan.

3.1. The Plan shall be administered by either the full Board of Directors or by a committee (either the full Board or the committee is referred to hereinafter as the "Committee") composed of at least two non-employee directors, each of whom shall be a disinterested person, as defined by Rule 16b-3(c)(2)(i) under the Exchange Act, which Committee shall be appointed by and serve at the pleasure of the Board. Within the limits of the express provisions of the Plan, the Committee shall have the authority to determine, in its absolute discretion, (i) the individuals to whom, and the time or times at which Awards shall be granted, (ii) whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder, (iii) the number of Shares to be covered by each Award granted hereunder, (iv) subject to Sections 4.7 and 6.3(G), the terms and conditions of any Award granted hereunder including, but not limited to, the option price, any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary), and any vesting, acceleration, forfeiture or waiver regarding any Award and the shares of Common Stock relating thereto, (v) modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to, Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to Qualified Performance-Based Awards or waive or alter the Performance Goals associated therewith or cause such Restricted Stock to vest earlier than permitted by Section 6.3(G); (vi) to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and (vii) under what circumstances an Award may be settled in cash or Common Stock under Sections 6.3(B) and 10.2, provided, however, that the Committee shall not have such power to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A. In making such determinations, the Committee may take into account such factors as the Committee, in its absolute discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option instruments or agreements (which need not be identical) and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 3.1 shall be conclusive. Any determination by a majority of the members of the Committee shall be deemed to have been made by the whole Committee.

3.2. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by such member, or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the members may have as directors or otherwise under the By-laws of the Company, any agreement or vote of stockholders or disinterested directors or otherwise.

4. Stock Options.

Stock Options may be granted alone or in addition to other Awards.  Stock Options granted hereunder may be either Incentive Stock Options or Non-Qualified Stock Options.  Any Stock Option granted hereunder shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

4.1. Stock Option Exercise Price.  Subject to adjustments in accordance with Sections 7 and 8, the exercise price of each Stock Option granted under the Plan shall be set forth in the applicable Option Agreement, but in no event shall such price be less than the Fair Market Value of the Shares subject to the Stock Option on the date the Stock Option is granted. The exercise price for Incentive Stock Options shall not be less than 100% of the Fair Market Value per share of the Common Stock at the time the Stock Option is granted, nor less than 110% of such Fair Market Value in the case of an Incentive Stock Option granted to an individual who, at the time the option is granted, is a 10% Holder. The Fair Market Value of the Shares shall be determined in good faith by the Committee, with the approval of the Board, in accordance with the Plan and in accordance with the requirements of Code Sections 409A and 422.

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4.2. Maximum Stock Option Grant.  With respect to Stock Options which are intended to qualify as Incentive Stock Options, the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options granted to any participant (whether under this Plan or under any other stock option plan of the Company or its Subsidiaries) become exercisable for the first time in any calendar year, may not exceed $100,000. The number of Shares for which any participant, in any calendar year, may be granted Stock Options under the Plan not treated as Incentive Stock Options shall be limited to not more than 150,000.  Notwithstanding the forgoing, nothing contained in the Plan shall be construed to prohibit the grant of Stock Options under the Plan to an Eligible Person by reason of such person holding Stock Options to purchase shares of Common Stock or any other securities of the Company granted otherwise than under the Plan.

4.3. Exercise of Stock Options.

4.3.1. Subject to the provisions in this Section 4.3 and in Section 9, Stock Options may be exercised in whole or in part.  The Committee, in its absolute discretion, shall determine the time or times at which any Stock Option granted under the Plan may be exercised; provided, however, that each Stock Option:

(A) shall be exercisable by a participant only if such participant was an Eligible Person (and in the case of an Incentive Stock Option, was an employee or salaried officer of the Company or any of its Subsidiaries) at all times beginning from the date of the grant of the Incentive Stock Option to a date not more than three months (except as otherwise provided in Section 8) before exercise of such Stock Option;

(B) may not be exercised prior to the expiration of at least one year from the date of grant except in the case of the death or disability of the participant or otherwise with the approval of the Committee or the Board of Directors or, if the option agreement evidencing such Stock Option so provides, upon a "Change of Control" as defined below;

(C) shall expire no later than the expiration of ten years (five years in the case of an Incentive Stock Option granted to a 10% Holder) from the date of its grant; and

(D) shall not be exercisable by a participant until such participant executes and delivers a written representation to the effect that such participant is acquiring the Common Stock for investment and not with the intent of distributing the same (unless such Common Stock shall be appropriately registered under the Securities Act of 1933, as amended, or exempt from registration thereunder).

A "Change of Control" as used in this Section 4.3 shall mean any of the following:

(i) any consolidation, merger or sale of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s stock would be converted into cash, securities or other property; or

(ii) the stockholders of the Company approve an agreement for the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

(iii) any approval by the stockholders of the Company of any plan or proposal for  the liquidation or dissolution of the Company; or

(iv) the acquisition of beneficial ownership (within the meaning of Rule  13d-3 under the Exchange Act of an aggregate of 25% or more of the voting power of the Company’s outstanding voting securities by any single person or group (as such term is used in Rule 13d-5 under the Exchange Act), unless such acquisition was approved by the Board of Directors prior to the consummation thereof); or

(v) the appointment of a trustee in a Chapter 11 bankruptcy proceeding involving the Company or the conversion of such a proceeding into a case under Chapter 7.

As a condition of the grant of a Stock Option, the Committee, in its absolute discretion, may require an Eligible Person to enter into an employment agreement with the Company or any Subsidiary or affiliate of the Company covering a period of at least one year following the grant, and if the grant specifically requires, compliance with all terms and conditions of any such employment agreement shall be a condition to the exercise by the participant of such participant’s Stock Option (provided, however, that such compliance may be waived by the Committee in its absolute discretion).

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4.3.2. Stock Options granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal offices (to the attention of the Secretary) of written notice of the number of Shares with respect to which the Stock Option is being exercised, accompanied by payment in full of the Stock Option exercise price of such Shares. The exercise price shall be payable in cash by a certified or bank check or such other instrument as the Company may accept; provided, however, that in lieu of payment in cash, a participant may, with the approval of the Company's Board and on the recommendation of the Committee, pay for all or part of the Shares to be purchased upon exercise of such participant’s Stock Option by:

(A) tendering to the Company shares of the Company's Common Stock owned by such participant and having a Fair Market Value (as determined pursuant to Section 4.1) equal to the exercise price (or the balance thereof) applicable to such participant's Stock Option; or

(B) complying with any exercise and sell (or cashless exercise) program which the Company has established with a broker-dealer.

4.3.3. The holder of an option shall have none of the rights of a stockholder with respect to the Shares covered by such holder’s option until such Shares shall be issued to such holder upon the exercise of such holder’s option.

4.4. Termination of Service.  In the event that the service of an individual to whom a Stock Option has been granted under the Plan shall terminate (otherwise than by reason of such individual’s death or total disability, or for cause), such option may be exercised (if and to the extent that such individual was entitled to do so at the date of termination of such individual’s service) at any time within three months after such termination, but in no event after the expiration of the term of the option. No option granted under the Plan may be exercised by a participant following termination of such participant's employment for cause. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If the service of an individual to whom a Stock Option has been granted under the Plan shall be suspended pending an investigation of whether or not the individual shall be terminated for cause, all of the individuals rights under any option granted hereunder likewise shall be suspended during the period of investigation.

4.5. Death or Total Disability of a Stock Option Holder.  In the event of the death or total disability of an individual to whom a Stock Option has been granted under the Plan (i) while serving as an Eligible Person; or (ii) within three months after the termination of such service, other than for cause, such option may be exercised (if and to the extent that the deceased individual was entitled to do so at the date of such individual’s death or total disability) by a legatee or legatees of such participant under such individual's last will and testament or by such individual’s personal representatives or distributees, at any time within twelve months after such individual’s death or total disability, but in no event after the expiration of the term of the option.

As used in this Plan, the term "total disability" refers to a mental or physical impairment of the individual which has lasted or is expected to last for a continuous period of twelve months or more and which causes the individual to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform such individual’s duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Committee.

4.6. Non-transferability of Stock Options. A Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the lifetime of the Eligible Person only by such Eligible Person. Notwithstanding the foregoing, the Committee shall have discretionary authority to grant Stock Options which will be transferable to members of a participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. A transferred option would be subject to all of the same terms and conditions as if such option had not been transferred. Upon any attempt to transfer a Stock Option granted under this Plan otherwise than as permitted hereunder, or upon the levy of attachment or similar process upon such option, such option shall automatically become null and void and of no further force and effect.

4.7. Evidence of Stock Option Grant.  Each option granted pursuant to the Plan shall be evidenced by an agreement (the "Option Agreement") which shall clearly identify the status of the Stock Options granted thereunder (i.e., whether an Incentive Stock Option or Non-Qualified Stock Option).  The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable.

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4.8. Deferral of Stock Option Shares.  The Committee may from time to time establish procedures pursuant to which a participant may elect to defer, until a time or times later than the exercise of a Stock Option, receipt of all or a portion of the shares of Common Stock subject to such Stock Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine.  If any such deferrals are permitted, then notwithstanding Sections 4.3.1 and 4.3.2. above, a participant who elects such deferral shall not have any rights as a stockholder with respect to such deferred shares unless and until shares are actually delivered to the participant with respect thereto, except to the extent otherwise determined by the Committee.  Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of shares of Common Stock or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of additional tax under Code Section 409A(a)(1)(B).

5. Stock Appreciation Rights

5.1. Grant and Exercise.  Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by a participant in accordance with Section 5.2 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the participant shall be entitled to receive an amount determined in the manner prescribed in Section 5.2. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

5.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(A) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

(B) Upon the exercise of a Stock Appreciation Right, a participant shall be entitled to receive an amount in cash, shares of Common Stock or both, in value equal to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(C) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 4.6.

(D) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 1 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

6. Restricted Stock

6.1. Administration.  Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Eligible Person, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 6.3.

6.2. Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Eligible Person and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

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“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Sysorex Global Holdings Corp. Employee Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Sysorex Global Holdings Corp., 3375 Scott Blvd., Suite 440, Santa Clara, CA 95054.”

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

6.3. Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(A) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied and further, provided, however, that the Committee shall not have such power to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A.

(B) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 6.3(F), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided, however, that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options.

(C) Except as provided in this Section 6.3(C) and Sections 6.3(A) and 6.3(B) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. If so determined by the Committee in the applicable Restricted Stock Agreement, (i) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends; and (ii) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

(D) Except to the extent otherwise provided in the applicable Restricted Stock Agreement or Sections 6.3(A), 6.3(B), 6.3(E) or 8.1(D), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

(E) Except to the extent otherwise provided in Section 8.1(D), in the event that a participant retires or such participant's employment is involuntarily terminated, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

(F) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

(G) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

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(H) Notwithstanding the foregoing, but subject to the provisions of Section 8 hereof, no Award in the form of Restricted Stock, the vesting of which is conditioned only upon the continued service of the participant, shall vest earlier than the first anniversary of the date of grant thereof, on which date a maximum of one-half of the shares of Common Stock subject to the Award may vest, and no award in the form of Restricted Stock, the vesting of which is conditioned upon the attainment of a specified Performance Goal or Goals, shall vest earlier than the first anniversary of the date of grant thereof.

7. Adjustments Upon Change in Capitalization.

In the event of changes in the outstanding shares of Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares available under the Plan, the number and class of Shares or the amount of cash or other assets or securities available upon the exercise of any Award granted hereunder and the number of Shares to be issued pursuant to an Award shall be correspondingly adjusted, to the end that the participant's proportionate interest in the Company, any successor thereto or in the cash, assets or other securities into which Shares are converted or exchanged shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event. All references in this Plan to "Common Stock" from and after the occurrence of such event shall be deemed for all purposes of this Plan to refer to such other class of shares or securities issuable upon the exercise or payment of Awards granted pursuant hereto.

8. Material Transaction, Liquidation or Dissolution of the Company.

8.1. In the event of a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (each a "Material Transaction"), unless otherwise provided in the Option Agreement, the Committee shall:

(A) provide for the assumption of outstanding Awards, or the substitution of outstanding Awards for new Awards, for equity securities of the surviving, successor or purchasing corporation, or a parent or Subsidiary thereof, with appropriate adjustments as to the number, kind, vesting and prices of Shares subject to such Awards, as determined in good faith by the Board in its sole discretion, or

(B) provide that the vesting of each outstanding Stock Option and Stock Appreciation Right shall automatically be accelerated so that 100% of the unvested Shares covered by such Award shall be fully vested upon the consummation of the Material Transaction, and

(i) provide notice to Participants that all outstanding Stock Options must be exercised on or before a specified date (which date shall be at least ten days from the date of notice), after which the Stock Options and Stock Appreciation Rights shall terminate; or

(ii) terminate each outstanding Stock Option and Stock Appreciation Right in its entirety and exchange such Award for a payment of cash, securities and/or property equal to the Fair Market Value of the Common Stock into which such Award convertible, less the exercise price for such Award.

(C) provide that the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable, and

(D) the Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

Notwithstanding the foregoing, for purposes of Sections 8.1(A), 8.1(B), 8.1(C) and 8.1(D), the Committee shall not have any of the foregoing powers to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A.

8.2. In the event of the dissolution or liquidation the Company, whether voluntary or otherwise, that is not a Material Transaction, all outstanding unexercised Stock Options and Stock Appreciation Rights must be exercised, if at all, within the ninety day period commencing on the date specified in Section 8.3 below. All such Awards which become exercisable during the ninety day period commencing on the date specified in Section 8.3 below, shall terminate at the end of such ninety day period to the extent not exercised prior thereto.

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8.3. The date specified in this Section 8.3 is the date of the earliest to occur of the following events:

(i) the entry, in a court having jurisdiction, of an order that the Company be liquidated or dissolved;

(ii) adoption by the stockholders of the Company of a resolution resolving that the Company be liquidated or dissolved voluntarily; or

(iii) adoption by the stockholders of the Company of a resolution to the effect that the Company cannot, by reason of its liabilities, continue its business and that it is advisable to liquidate or dissolve the Company.  Notwithstanding anything herein to the contrary, in no event may any option granted hereunder be exercised after the expiration of the term of such option.

9. Further Conditions.

Each Award granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine, in its absolute discretion, that it is necessary or desirable as a condition of, or in connection with the grant and/or issuance of Award or the exercise thereof, to effect or obtain, as the case may be:

(i) the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law;

(ii) the consent or approval of any governmental body;

(iii) any investment representation or agreement by the individual desiring to be issued or to exercise an Award granted under the Plan; or

(iv) an opinion of counsel for the Company,

then, no Award may be issued or exercised, as the case may be, in whole or in part unless such listing, registration, qualification, consent, approval, investment or representation agreement or opinion shall have been effected or obtained, as the case may be, free of any condition not acceptable to the Board or the Committee.

10. Exchange and Buyout of Awards.

10.1. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

10.2. The Committee may, at any time or from time to time, authorize the Company to buy from a participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the participant may agree.

11. Termination, Modification and Amendment.

11.1. The Plan (but not Awards previously granted under the Plan) shall terminate on August 31, 2021, and no Awards shall be granted after, the tenth anniversary of its adoption by the Board; provided that the Board may at any time terminate the Plan prior thereto upon the adoption of a resolution of the Board.

11.2. The Board shall have complete power and authority to modify or amend the Plan in whole or in part and from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without the approval of the votes represented by a majority of the outstanding Common Stock of the Company present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the Company's jurisdiction of incorporation or by the written consent of stockholders owning stock representing a majority of the votes of the Company's outstanding stock entitled to vote:

(i) increase the number of Shares available for the grant of Awards under Section 1 of the Plan (except as provided in Section 7);

(ii) extend the term of the Plan or the period during which Awards may be granted or exercised;

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(iii) reduce the Stock Option price below 100% (110% in the case of an Incentive Stock Option granted to a 10% Holder) of the Fair Market Value of the Shares issuable upon exercise of Stock Options at the time of the granting thereof, other than to change the manner of determining the Fair Market Value thereof;

(iv) alter the maximum number of Shares available for the grant of Awards in the form of Incentive Stock Options and Restricted Stock;

(v) materially increase the benefits accruing to participants under the Plan;

(vi) modify the requirements as to eligibility for participation in the Plan;

(vii) modify the nature of the Awards which may be granted under the Plan;

(viii) with respect to Stock Options which are Incentive Stock Options, amend the Plan in any respect which would cause such Stock Options to no longer qualify for Incentive Stock Option treatment pursuant to the Code; and

(ix) alter the provisions set forth in Section 6.3(H) with respect to minimum vesting schedules relating to Awards in the form of Restricted Stock.

No termination or amendment of the Plan shall, without the consent of the individual participant, adversely affect the rights of such participant under an Award theretofore granted to such participant.

12. Taxes.

The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Awards granted under the Plan.  The Company may further require notification from the participants upon any disposition of Common Stock acquired pursuant to the Awards granted hereunder.

13. Effectiveness Of The Plan.

The Plan shall become effective immediately upon its approval and adoption by the Board, subject to approval by a majority of the votes of the outstanding shares of capital stock of the stockholders of the Company cast at any duly called annual or special meeting of the Company's stockholders held within one year from the date of Board adoption and approval.

14. Designation of Beneficiary by Participant.

A participant may designate one or more beneficiaries to receive any rights and payments to which such participant may be entitled in respect of any option granted under the Plan in the event of such participant’s death.  Such designation shall be on a written form acceptable to and filed with the Committee.  The Committee shall have the right to review and approve beneficiary designations.  A participant may change the participant’s beneficiary(ies) from time to time in the same manner as the original designation, unless such participant has made an irrevocable designation.  Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee.  If no designated beneficiary survives the participant and is living on the date on which any right or amount becomes payable to such participant’s beneficiary(ies), such payment will be made to the legal representatives of the participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons.  If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Committee, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

15. Certificates.

All Shares delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall have the appropriately legend.

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16. Securities Law and Other Regulatory Compliance.

16.1. The issuance of Awards under the Plan will not be effective unless such issuance is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of issuance/grant and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

(i) obtaining any approvals from governmental agencies that the Committee determines are necessary or advisable; and/or

(ii) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Committee determines to be necessary or advisable.

16.2. The Company will be under no obligation to register the Shares under the Securities Act of 1933, as amended, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17. No Obligation to Employ.

The Plan shall not constitute a contract of employment and nothing in this Plan shall confer or be deemed to confer on any participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or affiliate of the Company or limit in any way the right of the Company or any Subsidiary or affiliate of the Company to terminate the participant’s employment or other relationship at any time, with or without cause.

18. Non-exclusivity of the Plan.

Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

19. Miscellaneous Provisions.

19.1. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Eligible Persons under the Plan, whether or not such Eligible Persons are similarly situated.

19.2. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any option granted under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

19.3. It is the intent of the Company that if the Company’s securities are registered with the Securities and Exchange Commission the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

19.4. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding the grant of Stock Options hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

19.5. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Awards granted under the Plan and any agreements in connection therewith, shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.

[Remainder of Page Left Blank Intentionally]

Ax-11

PROXY

SYSOREX GLOBAL HOLDINGS CORP.

This proxy is solicited on behalf of the Board of Directors

for the Annual Meeting on June 18, 2015

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted “FOR” the approval of the three proposals set forth in the Proxy Statement.

The stockholder(s) represented herein appoint(s) Nadir Ali and/or Wendy Loundermon proxy with the power of substitution to vote all shares of common stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of Sysorex Global Holdings Corp. to be held at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 on June 18, 2015 at 10:00 a.m. local time, and in any adjournment or postponement thereof as specified in this proxy. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

The Board of Directors recommends you vote FOR the following:

Proposal 1-Election of Directors

Abdus Salam Qureishi	FOR ☐	AGAINST ☐	ABSTAIN ☐

Nadir Ali	FOR ☐	AGAINST ☐	ABSTAIN ☐

Geoffrey Lilien	FOR ☐	AGAINST ☐	ABSTAIN ☐

Leonard Oppenheim	FOR ☐	AGAINST ☐	ABSTAIN ☐

Thomas Steding	FOR ☐	AGAINST ☐	ABSTAIN ☐

Kareem Irfan	FOR ☐	AGAINST ☐	ABSTAIN ☐

Tanveer Khader	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends you vote FOR the following proposals:

Proposal 2 – to approve Amendment No. 1 to increase the number of shares available for awards under the Amended and Restated 2011 Employee Stock Incentive Plan by 3,000,000 to a total of 6,195,773, subject to annual increases.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3 – to ratify the appointment Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

FOR ☐	AGAINST ☐	ABSTAIN ☐

By executing this proxy, the undersigned stockholder grants the proxies, in their discretion, the ability to vote on such other business as may properly come before the meeting or any adjournment thereof including without limitation, to vote to adjourn the meeting. Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the undersigned’s directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and ratification of Marcum, LLP as the Company’s independent registered public accounting firm and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

Signature	Date

Print Name

Number of Shares

IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) hereon. If the stock is held jointly, signatures should include both names. Personal representatives, trustees, guardians and others signing in a representative capacity should give full title. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.